PROXY SERVICES P.O. BOX 9112 To vote by Internet FARMINGDALE, NY 11735 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E86491-S93201 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees recommends you vote FOR the following proposals: For Against Abstain 2. To approve a New Investment Advisory Agreement between Advisory Research, Inc. and IMST, on behalf of the Advisory Research All Cap Value Fund. ! ! ! 4. To approve an Agreement and Plan of Reorganization (the "Reorganization Plan") which provides for the reorganization of the Advisory Research All Cap Value Fund into the North Square Advisory Research All Cap Value Fund (an "Acquiring Fund"), a newly created series of North Square Investments ! ! ! Trust (a "Reorganization"). Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. E86492-S93201 Advisory Research All Cap Value Fund THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of Advisory Research All Cap Value Fund (the "Fund") hereby appoints Joy Ausili, Diane Drake and Sardjono Kadiman, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on November 29, 2019 at a Special Meeting of Shareholders to be held on January 31, 2020 at the office of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, CA 91740, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting. PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY SERVICES P.O. BOX 9112 To vote by Internet FARMINGDALE, NY 11735 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E86493-S93201 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Trustees recommends you vote FOR the following proposals: For Against Abstain 1. To approve a New Investment Advisory Agreement between Advisory Research, Inc. and IMST, on behalf of the Advisory Research Strategic ! ! ! Income Fund. 3. To approve an Agreement and Plan of Reorganization (the "Reorganization Plan") which provides for the reorganization of the Advisory Research Strategic Income Fund into the North Square Strategic Income Fund (an "Acquiring Fund"), a newly created series of North Square Investments Trust ! ! ! (a "Reorganization"). Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. E86494-S93201 Advisory Research Strategic Income Fund THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned shareholder of Advisory Research Strategic Income Fund (the "Fund") hereby appoints Joy Ausili, Diane Drake and Sardjono Kadiman, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on November 29, 2019 at a Special Meeting of Shareholders to be held on January 31, 2020 at the office of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, CA 91740, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting. PLEASE SIGN AND DATE ON THE REVERSE SIDE